SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. 2)

Filed by the Registrant	/X/

Filed by a Party other than the Registrant	/ /

Check the appropriate box:

/ /	Preliminary Proxy Statement

/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/	Definitive Proxy Statement

/ /	Definitive Additional Materials

/ /	Soliciting Material Pursuant to §240.14a-12

ALPINE SERIES TRUST
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/	No fee required.

/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

Alpine Dynamic Financial Services Fund
a series of Alpine Series Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(888) 785-5578

April 28, 2006

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the Alpine Dynamic Financial Services Fund (the “Fund”), a series of Alpine Series Trust (the “Trust”) scheduled for May 24, 2006 (the “Special Meeting”) to vote on an important proposal affecting the Fund to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from a diversified to a non-diversified investment company.

The proposal is discussed in more detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees believes that this proposal is in the best interests of the Fund and its shareholders and unanimously recommends that you vote “FOR” the proposal.

If you are a shareholder of record as of the close of business on March 31, 2006 you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. The Board has recommended approval of Proposal I and encourages you to vote “FOR” this proposal. If you have any questions regarding the issue to be voted on, please do not hesitate to call the Fund at 1-888-785-5578. Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope, so that the maximum number of shares may be voted.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

ALPINE SERIES TRUST

/s/ Samuel A. Lieber, President

Alpine Dynamic Financial Services Fund
a series of the Alpine Series Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

NOTICE OF SPECIAL MEETING
TO BE HELD May 24, 2006

To the shareholders of the Alpine Dynamic Financial Services Fund (the “Fund”), a series of Alpine Series Trust (the “Trust”), for a Special Meeting (the “Meeting”) of shareholders of the Fund to be held on May 24, 2006:

Notice is hereby given that the Meeting will be held on May 24, 2006, at 11:00 a.m., Eastern time, at the offices of Alpine Woods Capital Investors, LLC (“the Investment Adviser”), 2500 Westchester Avenue, Suite 215, Purchase, New York 10577. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from a diversified to a non-diversified investment company.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Proposal I is discussed in greater detail in the attached Proxy Statement. Shareholders of record at the close of business on March 31, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card, so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or by voting at the Meeting.

By Order of the Board of Trustees

/s/ Samuel A. Lieber

Samuel A. Lieber, President

April 28, 2006

Alpine Dynamic Financial Services Fund
a series of the Alpine Series Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(888) 785-5578

PROXY STATEMENT
April 28, 2006

General. This Proxy Statement is being furnished by the Board of Trustees (at times, the “Board”) of Alpine Series Trust (the “Trust”), to the shareholders of the Trust’s series, the Alpine Dynamic Financial Services Fund (the “Fund”), in connection with the Fund’s solicitation of shareholders’ proxies for use at a Special Meeting (the “Meeting”) to be held May 24, 2006, at 11:00 a.m., Eastern time, at the offices of the Fund’s investment adviser, Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577 (the “Investment Adviser”), for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is April 28, 2006. At the Meeting, the shareholders of the Fund will be asked:

1.	To approve a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “Investment Company Act”), from a diversified to a non-diversified investment company.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a separate investment series, or portfolio, of the Trust and registered investment company under the Investment Company Act of 1940 (the “Investment Company Act”). The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Shareholders of the Fund at the close of business on March 31, 2006 will be entitled to be present and vote at the Meeting. As of that date, there were 290,435 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $3,308,027.

Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote “FOR” Proposal I and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust, Oliver Sun, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve Proposal I regarding the change in the Fund’s sub-classification to a non-diversified investment company. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the proposal as to which it is entitled to vote.

Quorum Required to Hold Meeting. In order to transact business at the Meeting, a “quorum” must be present. Under the Trust’s By-Laws, a quorum is constituted by the presence in person or by proxy of shareholders representing forty percent (40%) of the shares of the Fund entitled to vote on a matter.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.” A broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum of shareholders of the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the shareholders present at the Meeting or the persons named as proxies shall have the power, but are under no obligation to, to propose an adjournment of the Meeting without notice other than announcement at the Meeting until such quorum shall be present. The holders of shares entitled to cast not less than a majority of all the votes entitled to be cast at such meeting on a matter shall also have the power to adjourn the Meeting. Written notice of such an adjournment stating the place, date and hour thereof, and in the case of a special meeting, specifying the purpose or purposes thereof, shall be given to each shareholder entitled to vote thereat, not less than ten (10) nor more than ninety (90) days prior to the meeting, if the Meeting is adjourned to a date more than one hundred twenty (120) days after the original Record Date set for the Meeting. With respect to the proposal, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the proposal (including abstentions and broker non-votes), and vote against adjournment all proxies that voted against such proposal. Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. Although it is not anticipated, the solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, the Investment Adviser, or U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, who will not be paid for these services. The Investment Adviser will pay the costs and expenses incurred in connection with the solicitation of this proxy, which are anticipated to be approximately $5,000. The Fund, the Investment Adviser or USBFS may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. If requested, the Investment Adviser shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

PROPOSAL I

APPROVAL OF CHANGE IN THE FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT FROM A DIVERSIFIED TO A NON-DIVERSIFIED COMPANY

The Fund currently has a sub-classification under Section 5(b) of the Investment Company Act as a diversified company. As a diversified company under the Investment Company Act, the Fund is subject to various investment limitations and is limited as to the amount it may invest in any single issuer. More specifically, Section 5(b)(1) of the Investment Company Act states that, with respect to 75% of the Fund’s total assets, the Fund may not invest in a security if, as a result of such investment (at the time of purchase) more than 5% of its total assets would be invested in securities of any one issuer. In addition, the Investment Company Act specifies that, with respect to 75% of its assets, it may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities or securities of other investment companies.

The Investment Company Act requires the vote of a majority of the Fund’s outstanding voting securities to change its sub-classification from a diversified to a non-diversified company under Section 13(a)(1). The Board of Trustees, including all Trustees who are not interested persons within the meaning of the Investment Company Act, has approved this change on March 28, 2006 at a quarterly meeting of the Board at the request of the Fund’s Investment Adviser, Alpine Woods Capital Investors, LLC. If shareholders approve the change in the Fund’s classification, the Fund will no longer be subject to the diversification limits described above and will be permitted to invest a higher percentage of its assets in the securities of a particular issuer than is currently permissible. The sub-classification change will go into effect on or about June 1, 2006, subject to shareholder approval. The Investment Adviser believes this change is in the shareholders’ best interests and will allow the Fund to pursue its investment objective of long-term growth of capital and consistent above average total returns. However, there can be no assurance that the change in the sub-classification to non-diversified will result in enhanced investment performance.

A change in the Fund’s sub-classification under the Investment Company Act will provide the Fund’s Investment Adviser with greater flexibility in managing the Fund’s assets. The Fund invests a substantial percentage of its net assets in equity securities of certain U.S. and foreign companies in the financial services industry (“financial services issuers”). However, there are relatively few financial services issuers in the market that meet the Investment Adviser’s investment criteria. The Fund’s authorization to invest in these issuers is currently further restricted by the limitations imposed by its sub-classification as a diversified fund under the Investment Company Act. Accordingly, if this proposal is approved by shareholders, the Fund will have greater flexibility with respect to the amount of the Fund’s assets that are permitted to be invested in particular financial services issuers. The Investment Adviser believes this increased flexibility may benefit the Fund’s investment performance by authorizing the Fund to take positions in certain issuers beyond the positions currently authorized under the Fund’s diversification policy when the Investment Adviser believes that such investments present the best opportunities for return. However, shareholders should note that if the change in the Fund’s sub-classification to “non-diversified” is approved, the Fund’s investment risk may increase. This is because the investment return on a non-diversified fund typically is dependent upon the performance of securities of a smaller number of issuers relative to the number held in a diversified fund. Consequently, a non-diversified fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of these developments.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE CHANGE IN THE FUND’S SUB-CLASSIFICATION FROM A DIVERSIFIED TO A NON-DIVERSIFIED COMPANY. ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” APPROVAL OF THIS PROPOSAL.

INFORMATION ABOUT THE FUND

The Fund’s current Investment Adviser is Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase New York 10577. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202. In addition to serving as the Fund’s administrator, USBFS also serves as the Fund’s transfer and dividend disbursing agent, and is an affiliate of Quasar. USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as Custodian for the Fund’s securities and cash.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP (“Deloitte”), 555 East Wells Street, Milwaukee, Wisconsin, 53202 currently serves as the independent registered public accounting firm for the Trust. Representatives of Deloitte are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Trust has engaged Deloitte to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed to the Fund for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by Deloitte:

Aggregate total for fiscal years ending 10/31/04 and 10/31/05
Audit Fees	$0
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0

The Fund’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Trust, including services provided to any entity affiliated with the Trust. All of Deloitte hours spent on auditing the Trust’s financial statements were attributed to work performed by full-time permanent employees of Deloitte.

For the past two fiscal years, Deloitte has not billed the Trust or the Investment Adviser (or any entity controlling, controlled by or under common control with the Investment Adviser) for, nor accrued for on behalf of the Trust or the Investment Adviser, any non-audit fees other than certain tax fees. The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Investment Adviser or any entity controlling, controlled by or under common control with the Investment Adviser, is compatible with maintaining Deloitte’s independence, and has concluded that the provision of such non-audit services by Deloitte has not compromised their independence.

Audit Committee Report. The Fund’s inception date was November 1, 2005. Since the Fund has not completed its first fiscal year, it has not issued an Annual Report or an Audit Committee Report.

The Audit Committee of the Board of Trustees has selected Deloitte to be employed as the Fund's independent registered public accounting firm to perform the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's common stock, and the Fund's Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC. The Fund believes that the Fund's directors and officers, the Fund's Investment Adviser and its directors and officers have complied with all applicable filing requirements during the year ended October 31, 2005.

Information Pertaining to Certain Stockholders. To the knowledge of the Fund’s management, before the close of business on March 31, 2006, the following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund:

Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
Balsa & Co. 717 N. Harwood Street Dallas, TX 75201-6538	44,209	15.22%	Record
Knotfloat & Co. P.O. Box 5496 Boston, MA 02206-5496	30,948	10.66%	Record
Patricia Webb 2500 Westchester Avenue, Suite 215 Purchase, NY 10577	16,165	5.57%	Beneficial

The Trust, on behalf of the Fund, is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission. The SEC maintains a website that contains information about the Fund (www.sec.gov.). Any such proxy material, reports and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 450 Fifth Street, N.W., Room 1300, Washington, D.C. 20549-0112.

Reports to Shareholders. COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS WILL BE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, c/o U.S. BANCORP FUND SERVICES, LLC, 615 EAST MICHIGAN STREET, 3RD FLOOR, MILWAUKEE, WISCONSIN, 53202 OR BY CALLING, TOLL-FREE, 1 (888) 785-5578. THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV, AND AT WWW.ALPINEFUNDS.COM.

GENERAL INFORMATION

Other Matters to come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Samuel A. Lieber, President

/s/ Samuel A. Lieber

Purchase, New York
April 28, 2006

PROXY

ALPINE DYNAMIC FINANCIAL SERVICES FUND
a series of Alpine Series Trust
SPECIAL MEETING OF SHAREHOLDERS
May 24, 2006

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ALPINE SERIES TRUST

The undersigned hereby appoints Samuel A. Lieber and Sheldon R. Flamm, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, for the Special Meeting of Shareholders of the Alpine Dynamic Financial Services Fund, a series of Alpine Series Trust, to be held on May 24, 2006, at the offices of Alpine Woods Capital Investors, LLC, the Fund’s investment adviser, 2500 Westchester Avenue, Purchase, New York 10577 (the “Meeting”), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on March 31, 2006. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

DATE: April 28, 2006

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

____________________________________________
Signature(s) (Title(s), if applicable)

This proxy will be voted as specified below. If the proxy is executed, but with respect to Proposal I no specification is made, this proxy will be voted in favor of the proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournment thereof. Please indicate by filling in the appropriate box below.

1. To approve a change in the Fund’s sub-classification	FOR	AGAINST	ABSTAIN
under the Investment Company Act from	☐	☐	☐
“diversified” to “non-diversified.”

WE NEED YOUR VOTE BEFORE MAY 24, 2006

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME